KAYE GROUP INC                      EXHIBIT 11
                         Earnings Per Share Calculation              Page 1 of 4
                    For the Three Months Ended June 30, 2000


Shares outstanding at 12/31/99                         8,458,295  (A)

Plus: Net Issuance of Treasury Stock                      10,878
                                                       ---------
Balance @ 6/30/00                                      8,469,173  (B)

Balance @ 3/31/00                                      8,463,357  (C)
                                                       ---------

Weighted average                                       8,466,265  [(B)+(C)] /2
                                                       =========


                                                      Three months
                                                          ended
                                                      June 30, 2000
                                                      =============

          Net Income                                 $ 2,917,000  (1)


     I.   Average Shares:                              8,466,265  (2)


     II.  Basic EPS                                       0.3445  (1) / (2)
                                                       ---------

     III. Diluted EPS

                   Weighted Average Shares             8,466,265  (2)
                   Dilution                              103,567  (3)
                                                       ---------
                                                       8,569,832  (4)
                                                       =========


                   Diluted EPS                            0.3404  (1) / (4)
                                                       ---------

                                 KAYE GROUP INC                       EXHIBIT 11
                         Earnings Per Share Calculation              Page 2 of 4
                    For the Three Months Ended June 30, 2000

        IV.  Outstanding at June 30, 2000
                                                                                                        Weighted
                                                     Units        Price/Share          Proceeds          Average         Proceeds
                                                  ==========      ===========        ===========       ==========       ==========
               A.         Options (8/17/93)           75,500      $   10.000        $    755,000
                          Options (1/24/94             5,000          10.910              54,550
                          Options (2/3/94)               500          11.630               5,815
                          Options (9/13/95)           15,000           7.880             118,200
                          Options (10/25/95)          39,750           8.430             335,093
                          Options (5/15/96)           10,000           7.060              70,600
                          Options (12/27/96)          15,000           5.000              75,000           15,000           75,000
                          Options (2/1/97)            35,000           5.000             175,000           35,000          175,000
                          Options (2/25/97)          158,050           5.060             799,733          158,450          801,757
                          Options (4/15/97)          200,000           5.000           1,000,000          200,000        1,000,000
                          Options (7/1/97)            10,000           4.970              49,700           10,000           49,700
                          Options (10/31/97)          15,000           8.030             120,450
                          Options (12/31/97)           5,000           6.640              33,200            5,000           33,200
                          Options (07/01/98)           2,000           6.700              13,400                                 0
                          Options (10/30/98)          20,000           6.170             123,400           20,000          123,400
                          Options (12/10/98)          21,800           6.600             143,880           21,800          143,880
                          Options (2/15/99)              800           7.410               5,928
                          Options (2/24/99)           40,000           7.380             295,200
                          Options (10/29/99)          20,000           8.240             164,800
                          Options (11/01/99)          48,500           8.240             399,640
                          Options (12/15/99)         252,500           7.500           1,893,750
                          Options (05/15/00)         122,500           7.500             918,750
                                                  ----------                         -----------       ----------       ----------
                                                   1,111,900                        $  7,551,089          465,250 (5)    2,401,937
                                                  ==========                         ===========       ==========       ==========

                          Dilutive Shares            465,250 (5)                       2,401,937 (6)
                                                  ==========                         ===========

        V.   Average market value/share
                                                                                       Average          Close on
                                                                                        Close           last day
                                                                                     ===========       ==========
                                                  January                                  8.728
                                                  February                                 8.788
                                                  March                                    7.360            6.563
                                                                                     -----------
                                                             Hash total 3 mths            24.876
                                                                                     ===========

                                                  April                                    6.765
                                                  May                                      7.179
                                                  June                                     5.979            5.813
                                                                                     -----------
                                                             Hash total 3 mths            19.923
                                                                                     ===========

                                                                                     /         3
                                                                                     -----------
                          Average price per share Three mths                               6.641
                                                                                     ===========

        VII. Diluted
                                                                                    Three Months
                                                                                     -----------
                          Total Proceeds from exercise                               $ 2,401,937  (6)
                          Divided by average price                                         6.641

                          Repurchase shares of                                           361,683

                          Shares issued (options)                                        465,250  (5)
                                                                                     -----------
                          Dilution - Shares                                      (3)     103,567
                                                                                     ===========

                                 KAYE GROUP INC                      EXHIBIT 11
                         Earnings Per Share Calculation              Page 3 of 4
                     For the Six Months Ended June 30, 2000


Shares outstanding at 12/31/99                      8,458,295  (A)

Plus: Net Issuance of Treasury Stock                   10,878
                                                    ---------
Balance @ 6/30/00                                   8,469,173  (B)

Balance @ 3/31/00                                   8,463,357  (C)
                                                    ---------

Weighted average                                    8,463,608  [(A)+(B)+(C)] /3
                                                    =========


                                                     Six months
                                                       ended
                                                   June 30, 2000
                                                   =============

          Net Income                              $ 4,539,000  (1)


     I.   Average Shares:                           8,463,608  (2)


     II.  Basic EPS                                    0.5363  (1) / (2)
                                                    ---------

     III. Diluted EPS

                   Weighted Average Shares          8,463,608  (2)
                   Dilution                           145,032  (3)
                                                    ---------
                                                    8,608,640  (4)
                                                    =========


                   Diluted EPS                         0.5273  (1) / (4)
                                                    ---------

                                 KAYE GROUP INC                       EXHIBIT 11
                         Earnings Per Share Calculation              Page 4 of 4
                     For the Six Months Ended June 30, 2000

        IV.  Outstanding at June 30, 2000

                                                                                                        Weighted
                                                     Units        Price/Share          Proceeds          Average         Proceeds
                                                  ==========      ===========        ===========       ==========       ==========
               A.         Options (8/17/93)           75,500      $   10.000        $    755,000
                          Options (1/24/94             5,000          10.910              54,550
                          Options (2/3/94)               500          11.630               5,815
                          Options (9/13/95)           15,000           7.880             118,200
                          Options (10/25/95)          39,750           8.430             335,093
                          Options (5/15/96)           10,000           7.060              70,600           10,000           70,600
                          Options (12/27/96)          15,000           5.000              75,000           15,000           75,000
                          Options (2/1/97)            35,000           5.000             175,000           35,000          175,000
                          Options (2/25/97)          158,050           5.060             799,733          159,117          805,132
                          Options (4/15/97)          200,000           5.000           1,000,000          200,000        1,000,000
                          Options (7/1/97)            10,000           4.970              49,700           10,000           49,700
                          Options (10/31/97)          15,000           8.030             120,450
                          Options (12/31/97)           5,000           6.640              33,200            5,000           33,200
                          Options (07/01/98)           2,000           6.700              13,400            2,000           13,400
                          Options (10/30/98)          20,000           6.170             123,400           20,000          123,400
                          Options (12/10/98)          21,800           6.600             143,880           22,200          146,520
                          Options (2/15/99)              800           7.410               5,928              800            5,928
                          Options (2/24/99)           40,000           7.380             295,200           40,000          295,200
                          Options (10/29/99)          20,000           8.240             164,800
                          Options (11/01/99)          48,500           8.240             399,640
                          Options (12/15/99)         252,500           7.500           1,893,750
                          Options (05/15/00)         122,500           7.500             918,750
                                                  ----------                         -----------       ----------       ----------
                                                   1,111,900                        $  7,551,089          519,117 (5)    2,793,080
                                                  ==========                         ===========       ==========       ==========

                          Dilutive Shares            519,117 (5)                       2,793,080 (6)
                                                  ==========                         ===========

        V.   Average market value/share
                                                                                       Average          Close on
                                                                                        Close           last day
                                                                                     ===========       ==========
                                                  January                                  8.728
                                                  February                                 8.788
                                                  March                                    7.360            6.563
                                                                                     -----------
                                                             Hash total 3 mths            24.876
                                                                                     ===========

                                                  April                                    6.765
                                                  May                                      7.179
                                                  June                                     5.979            5.813
                                                                                     -----------
                                                             Hash total 3 mths            19.923
                                                                                     ===========

                                                                                     -----------
                                                             Hash total 6 mths            44.799
                                                                                     ===========

                                                                                     /         6
                                                                                     -----------
                          Average price per share Six mths                                 7.466
                                                                                     ===========

        VII. Diluted
                                                                                      Six Months
                                                                                     -----------
                          Total Proceeds from exercise                               $ 2,793,080  (6)
                          Divided by average price                                         7.466

                          Repurchase shares of                                           374,085

                          Shares issued (options)                                        519,117  (5)
                                                                                     -----------
                          Dilution - Shares                                      (3)     145,032
                                                                                     ===========